UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

-------------------------------------------------------------------------

                                 FORM 8-K

                             CURRENT REPORT
  Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

    Date of Report (Date of earliest event reported) January 29, 2004

-------------------------------------------------------------------------

                    HOLLYWOOD ENTERTAINMENT CORPORATION
          (Exact name of registrant as specified in its charter)

      Oregon                      0-21824            93-0981138
  (State or other               (Commission         (IRS Employer
    jurisdiction                 File Number)     Identification No.)
  of incorporation)


             9275 SW Peyton Lane, Wilsonville, Oregon 97070
          (Address of principal executive offices and zip code)

                              (503) 570-1600
          Registrant's telephone number, including area code

-------------------------------------------------------------------------


ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On January 29, 2004, Hollywood Entertainment Corporation (the "Company") issued a press release announcing its financial results for the quarter and year ended December 31, 2003. The Company's press release is attached to this report as Exhibit 99.1 and is incorporated in this report by this reference.


SIGNATURES

Pursuant to the requirements of the Securities Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                 HOLLYWOOD ENTERTAINMENT CORPORATION
                           (Registrant)

          January 29, 2004          /s/ Timothy R. Price
          ----------------         ---------------------
          Date                     Timothy R. Price
                                   Chief Financial Officer

EXHIBIT INDEX

Exhibit Number     Description
--------------     --------------------------------------
99.1               Press Release dated January 29, 2004.